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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               Form 8-K


                            CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




   Date of Report (Date of earliest event reported) October 3, 1995




                    Registrant; State of Incorporation;                          IRS Employer
Commission File Number                                Address; and Telephone Number        Identification No.

1-5532              PORTLAND GENERAL CORPORATION      93-0909442
                    (an Oregon Corporation)
                    121 SW Salmon Street
                    Portland, Oregon 97204
                    (503) 464-8820


1-5532-99           PORTLAND GENERAL ELECTRIC COMPANY 93-0256820
                    (an Oregon Corporation)
                    121 SW Salmon Street
                    Portland, Oregon 97204
                    (503) 464-8000



                     121 S.W. Salmon Street, Portland, Oregon            97204
                      (Address of principal executive offices)         (zip code)

               Registrant's telephone number, including area code 503-464-8820


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Item 5.             Other Events

On October 3, 1995, Portland General Electric Company agreed to sell $75,000,000 aggregate principal amount of its 8 1/4% Quarterly Income Debt Securities (QUIDS), (Junior Subordinated Deferrable Interest Debentures, Series A), due 2035. For further information concerning the QUIDS, refer to the exhibits contained in this current report on form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

Exhibit Number      Description

      4 (b) Indenture for Junior Subordinated Debentures dated as of September 1, 1995

      4 (c) First Supplemental Indenture for Junior Subordinated Debentures dated as of October 1, 1995

                              Signatures




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.





                    Portland General Corporation

                    Portland General Electric Company




October 9, 1995     By          /s/  Joseph E. Feltz
                                     Joseph E. Feltz
                                    Assistant Controller
                                    Assistant Treasurer